THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED SEPTEMBER 19, 2007
TO CONTRACT PROSPECTUS

          Effective September 19, 2007, The United States Life Insurance Company in the City of New York ("USL") is amending its Contract prospectus for the sole purpose of amending the "Legal Proceedings" section of the prospectus. In September 2007, the Securities and Exchange Commission granted USL's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in USL's prospectus is no longer applicable.

          The "Legal Proceedings" section of the prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.